ARTICLES OF INCORPORATION

                                       OF

                              AFFILIATED FUND, INC.
                            (A MARYLAND CORPORATION)


                  This is to Certify:

                                   Article 1.

                  I, the subscriber, Kenneth B. Cutler, whose post office address is 63 Wall Street, New York, New York 10005, being at least twenty-one years of age, am acting as incorporator with the intention of forming a corporation under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations.


                                   Article 2.

                  The  name  of  the   corporation   (hereinafter   called   the
"Corporation") is Affiliated Fund, Inc.


                                   Article 3.

                  The post office address of the place at which the principal office of the Corporation in the State of Maryland will be located is c/o The Prentice-Hall Corporation System, Maryland, 929 North Howard Street, Baltimore, Maryland 21201.

                  The   Corporation's   resident  agent  is  The   Prentice-Hall
Corporation System, Maryland, 929 North Howard Street, Baltimore, Maryland 21201. Said resident agent is a corporation of the State of Maryland.

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                                   Article 4.

                  The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it, are as follows:

         1. To conduct, operate and carry on the business of an investment company.

         2. To engage in the business of investing in, acquiring, owning, holding, selling and otherwise disposing of, or turning to account or realizing upon, and generally dealing in and with, securities of, every kind (herein sometimes collectively referred to as securities), including, without limitation, shares of stocks and bonds, debentures, notes, evidences of indebtedness and obligations secured or unsecured, evidences of interest, warrants, part-paid receipts, allotment certificates and other securities of any description irrespective of the form or descriptive name thereof, or the identity, nature or form of the persons or entities by which they are issued or created (hereinafter referred to as issuers); to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all funds, property and securities owned by the corporation or in respect of which the corporation is interested, including, without limitation, the right to vote thereon, to consent and otherwise act with respect thereto and to do any and all acts and things, including, without limitation, the payment of assessments, subscriptions and other sums of money, the deposit of securities or otherwise, for the preservation, protection, improvement or enhancement in value of any and all such securities or the reorganization, rehabilitation, merger or consolidation of any issuer; to exercise any option appertaining to any such securities, including any option for the conversion thereof into, or the exchange thereof for, other property, with or without making or receiving any cash payment or commitment; and to acquire or become interested in any securities irrespective of whether or not such securities be fully paid or subject to further payments, and to make payment thereon or in respect thereof as called for or in advance of calls or otherwise.

         3. To issue, sell, repurchase, redeem, retire, cancel, acquire, resell, transfer, and otherwise deal in shares of the capital stock of the Corporation, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of capital stock of the Corporation, any funds of the Corporation. whether capital, surplus or otherwise to the full extent permitted by the laws of Maryland, all without the vote or consent of the stockholders of the Corporation.

         4. To conduct its business in the State of Maryland, all other states and elsewhere in any part of the world, and to have one or more offices outside the State of Maryland.
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         5. To do any and all  things  herein set forth,  and in  addition  such other acts and things as are necessary or convenient to the attainment of the purposes of this Corporation, or any of them, to the same extent as natural persons lawfully might or could do in any part of the world, and to engage in any lawful act or activity for which corporations may be organized under the laws of the State or Maryland.

                  The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from the terms or any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of special purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; PROVIDED, HOWEVER, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall it carry on any business, or exercise any powers, in any other state, territory, district or county except to the extent that the same may lawfully be carried on or exercised under the laws thereof.


                                   Article 5.

                  SECTION 1. The total number of shares which the Corporation has authority to issue is 300,000,000 shares of capital stock of the par value of one dollar and twenty-five cents ($1.25) each, all of one class, having an aggregate par value of $375,000,000.

                  SECTION 2. Each share of the capital stock of the Corporation shall be subject to the following provisions:

          i.   Allshares  of  the  capital  stock  of  the  Corporation  now  or
               hereafter   authorized   shall  be  subject  to  redemption   and
               redeemable at the option the stockholders, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations. Each holder of the capital stock of the Corporation, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such shares determined as hereinafter set forth.
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          ii.  Notwithstanding  the  foregoing,  the Board of  Directors  of the
               Corporation may suspend the right of the holders of the capital stock of the Corporation to require the Corporation to redeem shares of such capital stock or may suspend any voluntary purchase of such capital stock:

                           1. for any period (A) during which the New York Stock
                  Exchange is closed other than the customary weekend and holiday closing, or (B) during which trading on the New York Stock Exchange is restricted;

                           2. for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it is not reasonably practicable, or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                           3. for  such  other  periods  as the  Securities  and
                  Exchange Commission or any successor thereto may by order permit for the protection of securityholders of the Corporation.

          iii. The Corporation, pursuant to a resolution of the Board of Directors and without the vote or consent of stockholders of the Corporation. shall have the right to redeem at net asset value all shares of capital stock in any stockholder account in which there are fewer than 20 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interest of the Corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 20 shares, or such fewer shares as is specified in the resolution.

                  SECTION 3. Notwithstanding any provision of law requiring that any action be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares or votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number or shares outstanding and entitled to vote thereon.

                  SECTION 4. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the

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capital  stock  of the  Corporation  of any  class  which  it may  issue or sell
(whether out of the number of shares now or hereafter authorized by these Articles of Incorporation, or any amendment thereof, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.


                                   Article 6.

                  The initial number of directors of the Corporation shall be eight, and the names of those who shall act as such until the first annual meeting or until their successors are duly elected and qualify are as follows:

                           Alvin H. Berndt
                           Robert S. Driscoll
                           Paul M. Fye
                           Carl W. Knobloch
                           Noel B. McLean
                           James H. Potter
                           R. Patterson Warlick
                           Paul Windels, Jr.

However, the by-laws of the Corporation may fix the number of directors at a number other than eight and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to divide the Board into classes, to increase or decrease the number or directors within a limit specified in the by-laws. provided that in no case shall the number or directors be fewer than five and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided in the by-laws of the Corporation, the directors of the Corporation need not be stockholders.


                                   Article 7.

                  The following provisions are inserted for the management of the business and conduct of the affairs of the Corporation, and to create, define, limit and regulate the powers of the Corporation, the directors and the stockholders.

                  SECTION 1. In furtherance and not in limitation of the powers conferred by statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

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          1.   To  make,  adopt,   alter,   amend  and  repeal  by-laws  of  the
               Corporation;

          2. To distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation as a regulated investment company to avoid any liability for Federal income tax in respect of such year. Any distribution or dividend paid to stockholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment. Anything in these Articles of Incorporation to the contrary notwithstanding, the Board of Directors may at any time declare and distribute pro rata among the stockholders, as of a fixed record date, a stock dividend out of either authorized but unissued or treasury shares of the Corporation, or both;

          3. To issue and sell or to cause the issuance and sale of shares of the Corporation's capital stock in such amounts and in such terms and conditions for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland;

          4. To purchase and to cause to be purchased shares of the capital stock of the Corporation, pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided the Corporation has assets legally available for such purpose whether arising out of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such shares in cash then held or owned by the Corporation;

          5. To authorize, subject to such vote, consent, or approval of stockholders and other conditions, if any, as may be required by any lawfully applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements with any corporation, association or partnership whereby (A) subject to the supervision and control of the Board of Directors, any such other corporation, association or partnership shall render managerial, investment advisory and related services to the Corporation (including, if deemed advisable. the management or supervision of the investment portfolio of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements, and (B) the other party to any such agreement or agreements shall pay the salaries or fees of the directors and executives of the Corporation, rental for office space, office hire and ordinary office expenses, and such clerical services as relate to research, statistical and investment work; PROVIDED, HOWEVER, that the aggregate compensation paid for such services and expenses in any calendar month shall not exceed one-twenty-fourth of one per cent (1/24th of 1%) of the average net assets for such month, as determined by the board of directors of the corporation;

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          6.   To  authorize,  subject to such  vote,  consent  or  approval  of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements,
               which   may  be   exclusive,   with  any   person,   corporation,
               association, partnership or other organization, as distributor, providing for the sale and distribution of shares of the capital stock of the Corporation. Such agreement or agreements may provide for the charge by the Corporation of a premium over the net asset value (determined as hereinafter provided) of such shares and allowance of a discount by the Corporation to such distributor, and may further provide for the reallowance by such distributor of concessions or commissions from such discount; PROVIDED, HOWEVER, that such discount shall not exceed the amount of the premium;

          7.   To authorize any agreement of the character  described in section
               (e) or (f) of this Section 1 or other agreement or transaction with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or transaction or an officer, director, shareholder, or member of such other party, and no such agreement or transaction shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also an officer, director, shareholder, or member of such other party or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement or transaction, and may vote thereat to authorize any such agreement or transaction, with like force and effect as if he were not such officer, director, shareholder, or member of such other party or not so interested. Any agreement entered into pursuant to said sub-section (c) or (f), shall be consistent with and subject to the requirements of Section 15 of the Investment Company Act of 1940 (including any amendment thereof or other applicable Act of Congress hereafter enacted), and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall he effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation, as such phrase is defined in the Investment Company Act of 1940.

                  SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through an agent, of shares of its

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capital  stock in the open market or  otherwise,  at prices not in excess of the net asset value of such shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably approximate to the time of purchase by the Corporation or any such agent.

                  SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation as of any particular time shall be determined by or pursuant to the direction of the Board of Directors as follows:

                  1.The net asset value of each share of such stock at any particular time shall be the quotient, carried out to not less than three decimal points, obtained by dividing the net value of the assets of the Corporation (determined as hereinafter provided) as of such determination time by the total number of shares then issued or issuable, including all shares which the Corporation has agreed to sell for which the price has been determined, and excluding shares which have been surrendered to the Corporation or an agent and which the Corporation has agreed to purchase, for which the price has been determined.

                  The net value of the assets of the Corporation as of any such determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation (determined as hereinafter provided) at such time the amount of all liabilities, including expenses incurred and accrued and unpaid, such reserves as may be set up to cover taxes and any other liabilities, and such other deductions as in the opinion of the Board of Directors of the Corporation are in accordance with sound accounting practice.

                  The gross value of the assets of the Corporation at any such determination time shall be an amount equal to all cash, receivables, the market value of all securities and the fair value of other assets held by the Corporation at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

                           (l) the  market  value as of any  such  determination
                  time of any security owned by the Corporation which is listed or admitted to trading privileges on the New York Stock Exchange or the American Stock Exchange shall be the last sale price or (in the case of a security in which there has been to previously reported sale transaction since the last determination time) the mean between the last bid price and the last asked price, for such security on such exchange. In case securities being valued are listed or admitted to trading privileges on any securities exchange other than the New York Stock Exchange or the American Stock Exchange, the securities exchange, sale transactions or bid or asked prices which are to be used as aforesaid, shall be selected by the Board of Directors or any officer or other person designated by the Board of Directors for the purpose.

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                           (2) The  market  value of  securities  dealt in in an
                  over-the-counter market shall be the mean between the last bid and asked price in such market prior to such determination time.

                           (3) The market value of other property, including any
                  securities which are neither listed nor admitted to trading privileges on any exchange or dealt in in an over-the-counter market shall be determined in good faith in such manner as the Board of Directors shall prescribe from time to time.

                           (4)  The   determination   of  the  market  value  of
                  securities hereunder may be made in reliance on any recognized source of quotations or basis for ascertaining quotations.

                  2.The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

                  SECTION 4. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, had faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock, namely, the amount or the assets, obligations, liabilities and expenses of the Corporation; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of shares of the Corporation issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of capital stock of the Corporation or the suspension of the right of redemption is provided by law; any matter relating to the acquisition, holding and disposition of securities

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and other assets by the Corporation;  any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of shares of capital stock of the Corporation.

                  SECTION 5. Any director, or any officer elected or appointed by the Board of Directors, or by any committee of said board, or by the stockholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the by-laws of the corporation.

                  SECTION 6. The consideration (or the value thereof as determined by the Board of Directors) per share to be received by the Corporation upon the issuance or sale of any shares of its capital stock (including treasury shares) shall not be less than the greater of the par value or the asset value (determined as provided in Section 3 of this Article) per share of such capital stock outstanding at the time as of which the computation of such asset value shall be made (such time to be determined by the Board of Directors and being hereinafter referred to as a Determination Time), and that no shares of such capital stock shall be issued or sold in contravention of any statute, rule or regulation which at the time shall be lawfully applicable to the corporation.


                                   Article 8.

                  From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding stock by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation may be added or inserted, upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article VIII.

                  IN  WITNESS   WHEREOF,   I  have  signed  these   ARTICLES  OF
INCORPORATION on this 24th day of November, 1975, and acknowledge the same to be my act.

                                                     /S/KENNETH B. CUTLER
                                                        Kenneth B. Cutler

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                        AGREEMENT AND ARTICLES OF MERGER


                  AGREEMENT AND ARTICLES OF MERGER dated as of this 26th day of November, 1975 by and between Affiliated Fund, Inc., a Maryland corporation (hereinafter sometimes called "Maryland Corporation" or the "Surviving Corporation"), and Affiliated Fund, Inc., a Delaware corporation (hereinafter sometimes called "Delaware Corporation"), said corporations being hereinafter sometimes collectively called the "Constituent Corporations" (hereinafter sometimes called "this Agreement").

                  WHEREAS, Maryland Corporation is a corporation duly organized and existing under the General Corporation Law of the State of Maryland, having been incorporated on November 26, 1975, and has authorized capital stock consisting of 300,000,000 common shares, par value of $1.25 per share, of which 10 shares were issued and outstanding on the date hereof; and

                  WHEREAS, Delaware Corporation is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on September 19, 1932 under the General Corporation Law of the State of Delaware and has authorized capital stock consisting of 300,000,000 shares of common stock, $1.25 par value, of which 213,826,917.48 were issued and outstanding (excluding treasury shares) on the date hereof; and

                  WHEREAS, the principal office of Maryland Corporation in the State or Maryland is located at c/o Prentice-Hall Corporation System, Maryland, 929 North Howard Street, Baltimore, Maryland 21201.

                  WHEREAS, the principal office of Delaware Corporation in the State of Delaware is located at 229 South State Street in the City of Dover, County of Kent; and

                  WHEREAS, the Board of Directors of each of the Constituent Corporations has adopted this Agreement as a Plan of Reorganization intended to qualify as such under the provisions of Section 368(a)(1)(F) of the Internal Revenue Code of 1954, as amended, and the Constituent Corporations and their respective Boards of Directors deem it advisable and to the advantage of the Constituent Corporations and the respective stockholders that Delaware Corporation be merged into Maryland Corporation with Maryland Corporation the Surviving Corporation, under and pursuant to the laws of the States of Delaware and Maryland and on the terms and conditions herein contained;

                  WHEREAS, the Board of Directors and sole stockholder of Maryland Corporation and the Board of Directors of Delaware Corporation have approved this Agreement by resolutions duly adopted, and the Board of Directors of Delaware Corporation has directed that this Agreement be submitted to its stockholders for their approval;

                  NOW THEREFORE, in consideration or the premises and of mutual agreements, covenants and provisions hereinafter contained, the parties hereto agree:


                                    Article I

                  1.1 Delaware Corporation and Maryland Corporation agree that Delaware Corporation shall be merged into Maryland Corporation. Maryland Corporation shall be the Surviving Corporation and shall be governed by the laws of the State of Maryland. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in the Agreement.

                  1.2 The Articles of Incorporation of Maryland Corporation as they shall exist on the effective date of the merger shall, until further amended as provided by law, constitute the Articles of Incorporation of the Surviving Corporation.

                  1.3 The by-laws of Maryland Corporation as they exist on the effective date of the merger shall, until further amended as provided by law, constitute the by-laws of the Surviving Corporation.

                  1.4 The Directors of Delaware Corporation on the effective date of the merger, shall constitute the Board of Directors of the Surviving Corporation and shall hold office until the terms of their respective classes expire at the annual meeting of stockholders of the Surviving Corporation in 1977, 1978, and 1979 and until their successors are elected and shall qualify.

                  1.5 Haskins & Sells shall continue as independent accountants to report upon the financial condition of the Surviving Corporation for the fiscal year ending October 31, 1976, provided such appointment of Haskins & Sells is approved by the stockholders of Delaware Corporation.

                  1.6 Lord, Abbett & Co. shall continue to serve as investment adviser to Maryland Corporation pursuant to the terms of the management agreement dated February 4, 1949, as amended.

                  1.7 Lord, Abbett & Co. shall continue to serve as distributor to Maryland Corporation under the terms of the distribution contract dated February 4, 1949.

                                   Article II

                  2.1 The manner and basis of converting the issued and outstanding shares of the common stock of Delaware Corporation into the shares of common stock of the Surviving Corporation shall be as hereinafter set forth in this Article II.

                  2.2 Each share or fraction thereof of common stock of Delaware Corporation issued and outstanding on the effective date of the merger (excluding any treasury shares of Delaware Corporation which shares shall cease to exist) shall thereupon be converted into an equal number of whole and fractional shares of common stock of the Surviving Corporation, and each certificate representing shares of Delaware Corporation shall represent the same number of shares of Maryland Corporation subject to the right of each holder of a stock certificate representing shares of Delaware Corporation to surrender the same to the Surviving Corporation and to receive in exchange a certificate representing an equal number of shares of common stock of the Surviving Corporation.

                  2.3 Each share of common stock of Maryland Corporation outstanding on the effective date of the merger shall be canceled and retired and the capital of the Maryland Corporation shall be reduced accordingly.


                                   Article III

                  3.1 On the effective date of the merger provided for in this Agreement, the separate existence of Delaware Corporation shall cease, except to the extent, if any, continued by statute. All the assets, rights, privileges, powers and franchises of Delaware Corporation and all debts due on whatever account to it shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all such assets, rights, privileges, powers and franchises, and all and every other interest of Delaware Corporation shall be thereafter as effectually the property of the Surviving Corporation as they were of Delaware Corporation; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of the Constituent Corporations, shall not revert or be in any way impaired. The Surviving Corporation shall be responsible for all the liabilities and obligations of Delaware Corporation but the liabilities of the Constituent Corporations or of their stockholders, directors, or officers shall not be affected by this merger, nor shall the rights of the creditors thereof or any persons dealing with such corporations, or any liens upon the property of such corporations, be impaired by this merger, and any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted to judgment as if this merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in place of Delaware Corporation. Except as otherwise specifically set forth in this Agreement, the identity, existence, purposes, powers, franchise, rights, immunities and liabilities of Maryland Corporation shall continue unaffected and unimpaired by the merger.

                  3.2 All corporate acts, plans, policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, committees of the Board of Directors and agents of Delaware Corporation, which were effective immediately prior to the effective date of the merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with respect to Delaware Corporation.

                  3.3 Prior to the effective date of the merger the  Constituent
Corporations shall take all such action as shall be necessary or appropriate in order to effectuate the merger. In case at any time after the effective date of the merger the Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further action is necessary or desirable to vest in or confirm to the Surviving Corporation full title to all the properties, assets, rights, privileges, and franchises of the Constituent Corporations, the officers and directors of the Constituent Corporations, at the expense of the Surviving Corporation, shall execute and deliver all such instruments and take all such action as the Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all such cash and securities and other properties, assets, rights, privileges and franchises, and otherwise to carry out the purpose of this Agreement.

                  3.4 The Surviving Corporation hereby (1) agrees that it may be served with process in the State of Delaware in any proceeding for the enforcement of any obligation of Delaware Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the merger herein provided, including any suit or proceedings to enforce the right, if any, of any stockholder as determined in appraisal proceedings pursuant to the provisions of
Section 262 of the General Corporation Law of the State of Delaware, (2) hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings, and
(3) hereby specifies the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware: Mr. Kenneth B. Cutler, Secretary, Affiliated Fund, Inc., 63 Wall St., New York, New York 10005.


                                   Article IV

                  4.1 This Agreement shall become effective as of the close of business on the date all of the following conditions have been met:

                  (a) The holders of at least a majority of the outstanding shares of common stock of Delaware Corporation shall have voted in favor of the adoption of this Agreement and the merger contemplated hereby at an annual or special meeting, or any adjournment thereof;

                  (b) The Securities and Exchange Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the merger under Section 25(c) of such Act;

               (c) There shall have been received an opinion of counsel to the effect that:

                           (l) the merger of Delaware  Corporation into Maryland
                  Corporation will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1954, as amended. Each of the Constituent Corporations will be a party to the reorganization within the meaning of section 368(b);

                           (2) no gain or loss will be  recognized  to  Delaware
                  Corporation upon the transfer of its assets to, and the assumption of its liabilities by, Maryland Corporation;

                           (3) the basis of the assets of  Delaware  Corporation
                  received by Maryland Corporation will be the same as the basis of such assets in the hands of Delaware Corporation immediately prior to the merger;

                           (4) the  holding  period of the  assets  of  Delaware
                  Corporation received by Maryland Corporation will include the period during which such assets were held by Delaware Corporation;

                           (5) no gain or loss will be  recognized  to  Maryland
                  Corporation   upon  the   receipt   of  assets   of   Delaware
                  Corporation;

                           (6) no gain or loss will be recognized to the stockholders of Delaware Corporation upon receipt of common stock of the Surviving Corporation as a consequence of tile merger;

                           (7) the basis of the shares of the Surviving Corporation received by stockholders of Delaware Corporation will be the same as the basis of the shares of Delaware Corporation surrendered by such stockholders;

                           (8) the holding period of the shares of the Surviving
                  Corporation received by stockholders of Delaware Corporation will include the holding period of such shares of common stock of Delaware Corporation as are surrendered by such stockholders, provided that such shares of Delaware Corporation were held as are capital asset on the effective date of merger; and

                           (9) the accumulated  earnings and profits of Delaware
                  Corporation will become earnings and profits of Maryland Corporation available for the subsequent distribution of dividends within the meaning of section 316;

                  (d) This Agreement shall have been duly accepted for recording with tile State Department of Assessments and Taxation of Maryland under the General Corporation Law of Maryland, and this Agreement, duly approved, adopted, certified, executed, sealed of the day and year first above written. When the stockholders of Delaware Corporation shall have voted for the adoption of this Agreement such fact shall be certified on the Agreement by the Secretary or Assistant Secretary of each such corporation under the seal thereof and this Agreement shall then be re-executed and acknowledged on behalf of each such corporation in accordance with this Agreement.


ATTEST:                                           AFFILIATED FUND, INC.
                                                  a Delaware Corporation

 /S/ KENNETH B. CUTLER
Secretary                                         BY:/S/ROBERT S. DRISCOLL
(Corporate Seal)                                        President


ATTEST:                                           AFFILIATED FUND, INC.
                                                  a Maryland Corporation
  /S/
Secretary                                         BY:/S/ALVIN H. BERNDT
(Corporate Seal)                                        Vice President

STATE OF NEW YORK          )
                                    )  ss.:
COUNTY OF NEW YORK         )


                  On this 26th day of November, 1975, before me personally came Robert S. Driscoll, President of Affiliated Fund, Inc., a Delaware Corporation, and Alvin H. Berndt, Vice President of Affiliated Fund, Inc., a Maryland Corporation, who duly signed the foregoing instrument before me and each acknowledged that such instrument as executed is the act and deed of that corporation for which he acted, that his signing of such instrument on behalf of such corporation is his act and deed, and that the facts stated therein are true.

                  GIVEN under my hand on 26th day of November, 1975

(Notarial Seal)

                                                  /S/ MINNIE J. GIGANTE
                                                      Notary Public

                           CERTIFICATE OF SECRETARY OF

                              AFFILIATED FUND, INC.

                            (A DELAWARE CORPORATION)


                  The undersigned, being the Secretary of Affiliated Fund, Inc. (a Delaware Corporation), does hereby certify that on February 11, 1976, the foregoing Agreement and Articles of Merger was submitted to the stockholders entitled to vote of said corporation at the annual meeting thereof for the purpose of acting on the Agreement and Articles of Merger. Due notice of the time, place, and purpose of said meeting was mailed to each stockholder of said corporation at least 20 days prior to the date of the meeting. At said meeting, the Agreement and Articles of Merger was considered by the stockholders entitled to vote of the corporation, and, a vote having been taken for the adoption or rejection by them of the Agreement and Articles of Merger, at least a majority of the outstanding stock entitled to vote of the corporation was voted for the adoption of the Agreement and Articles of Merger.



                                              /S/KENNETH B. CUTLER
                                              Kenneth B. Cutler
                                              Secretary of Affiliated Fund, Inc.
                                              (a Delaware Corporation)

                  The  parties  hereto  hereby   re-execute  the  Agreement  and
Articles of Merger on this 12th day of February 1976.


ATTEST:                                              AFFILIATED FUND, INC.
                                                     (a Delaware Corporation)

_____________________________                        BY:/S/KENNETH B. CUTLER
        Assistant Secretary                                Vice President



ATTEST:                                              AFFILIATED FUND, INC.
                                                     (a Maryland Corporation)

_____________________________                        BY:/S/KENNETH B. CUTLER
        Assistant Secretary                                Vice President

                              ARTICLES OF AMENDMENT

                                       of

                            ARTICLES OF INCORPORATION

                                       of

                              AFFILIATED FUND, INC.


                  AFFILIATED FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                    FIRST:  The charter of the  Corporation is hereby amended by striking out Section 1(e) of ARTICLE VII and inserting in lieu thereof the following:

                           "(c) To authorize,  subject to such vote, consent, or
                  approval of stockholders and other conditions, if any, as may be required by any lawfully applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements with any corporation, association or partnership whereby (A) subject to the supervision and control of the Board of Directors, any such other corporation, association or partnership shall render managerial, investment advisory and related services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolio of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements, and (B) the other party to any such agreement or agreements shall pay the salaries or fees of the executives of the Corporation, rental for office space, office hire and ordinary office expenses, and such clerical services as relate to research statistical and investment work; PROVIDED, HOWEVER, that the aggregate compensation paid for such services and expenses in any calendar month shall not exceed one-twenty-fourth of one percent (1/24th of 1%) of the average net assets for such month, as determined by the Board of Directors of the Corporation";

                  SECOND: The Board of Directors of the Corporation, at a meeting duly convened and held on December 14, 1977, duly adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment to the charter as proposed was advisable and directing that it be submitted for action thereon to the holders of all of the outstanding Capital Stock of the Corporation at the annual meeting of stockholders to be held on February 8, 1978.

                  THIRD: Notice setting forth said charter amendment and stating that a purpose of the meeting of the stockholders would be to take action thereon was given, is required by law, to the holders of all the outstanding Capital Stock of the Corporation entitled to be cast. The amendment of the charter of the Corporation as hereinabove set forth was duly approved by the Stockholders of the Corporation at said meeting by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to be cast, this being the vote required by the Corporation's Articles of Incorporation for an amendment.

               FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the holders of the Capital Stock of the Corporation.

                  IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf its President and attested by its Secretary on August 17, 1978.


ATTEST:                                            AFFILIATED FUND, INC.
                                                  (a Delaware Corporation)

/S/KENNETH B. CUTLER                                BY:/S/JOHN M. MCCARTHY
   Kenneth B. Cutler                                    John M. McCarthy
   Secretary                                            President

                  THE UNDERSIGNED, President of AFFILIATED FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                     /S/JOHN M. MCCARTHY
                                                        John M. McCarthy
                                                        President

                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              AFFILIATED FUND, INC.


                  AFFILIATED FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

               FIRST:   The   Corporation   filed  its   original   Articles  of
          Incorporation with the State Department of Assessment and Taxation on November 26, 1975.

                  SECOND: The Articles of Incorporation of the Corporation are hereby amended to increase the authorized number of shares of capital stock of the Corporation by striking out Section 1 of ARTICLE V and inserting in lieu thereof the following:


                                   "ARTICLE V

                  SECTION 1. The total number of shares which the Corporation has authority to issue is 500,000,000 shares of capital stock of the par value of one dollar and twenty-five cents ($1.25) each, all of one class, having an aggregate par value of $625,000,000".

                  THIRD: The Board of Directors of the Corporation, at a meeting duly convened and held on October 15, 1986 duly adopted resolutions in which were set forth the foregoing amendments, declaring that the said amendment was advisable and directing that it be submitted to the vote of the holders of the outstanding capital stock of the Corporation entitled to vote at a special meeting of stockholders to be held on November 19, 1986.

                  FOURTH: Notice setting forth said amendment and stating that the purpose of the meeting of the stockholders would be to take action thereon was given, as required by law, to the holders of all the outstanding capital stock of the Corporation entitled to vote. Said amendment was duly approved by the stockholders of the Corporation at said meeting by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote, all in accordance with the requirement of the Corporation's Articles of Incorporation for approval of such amendment.

                  FIFTH: Prior to the Amendment, 300,000,000 shares of capital stock, one dollar and twenty-five cents ($1.25) par value, having an aggregate par value of $375,000,000, all of one class, were authorized to be issued by the Corporation; as amended, 500,000,000 shares of capital stock, one dollar ($1.25) par value, having an aggregate par value of $625,000,000, all of one class, are authorized to be issued by the Corporation.

                  IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on November 20, 1986.

                                                    AFFILIATED FUND, INC.


                                                    BY: /S/RONALD P. LYNCH
                                                           Ronald P. Lynch
                                                           President

ATTEST:

/S/KENNETH B. CUTLER
   Kenneth B. Cutler
   Secretary

                  THE UNDERSIGNED, President of AFFILIATED FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof, are true in all material respects, under the penalties of perjury.
                                                          AFFILIATED FUND, INC.


                                                          BY: /S/RONALD P. LYNCH
                                                              Ronald P. Lynch
                                                              President

                                   ARTICLES OF

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              AFFILIATED FUND, INC.



                  AFFILIATED FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

               FIRST:   The   Corporation   filed  its   original   Articles  of
          Incorporation with the State Department of Assessment and Taxation on November 26, 1975.

                  SECOND: The Articles of Incorporation of the Corporation are hereby amended to permit a redemption fee of up to 1% of net asset value by charging the last clause in Section 2(a) of Article V to read as follows:

                  "at a redemption price equal to the net asset value of such shares determined as hereinafter set forth, less a charge, not to exceed one percent (1%) of such net asset value, if and as fixed by resolution of the Board of Directors of the Corporation from time to time."

                  THIRD: The Board of Directors of the Corporation, at a meeting duly convened and held on January 10, 1990, duly adopted a resolution in which was set forth the foregoing amendment, declaring that the said amendment was advisable and directing that it be submitted to the vote of the holders of the outstanding capital stock of the Corporation entitled to vote at the annual meeting of stockholders to be held on May 16, 1990.

                  FOURTH: Notice setting forth said amendment and stating that a purpose of the meeting of the stockholders would be to take action thereon was given, as required by law, to the holders of all the outstanding capital stock of the Corporation entitled to vote. Said amendment was duly approved by the stockholders of the Corporation at said meeting by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote, all in accordance with the requirement of the Corporation's Articles of Incorporation for approval of such an amendment.

                  IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on May 30, 1990.
                                                      AFFILIATED FUND, INC.


                                                      BY: /S/RONALD P. LYNCH
                                                             Ronald P. Lynch
                                                             President

ATTEST:


/S/KENNETH B. CUTLER
Kenneth B. Cutler
Secretary

                  THE UNDERSIGNED, President of Affiliated Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.
                                                    AFFILIATED FUND, INC.


                                                    BY: /S/RONALD P. LYNCH
                                                           Ronald P. Lynch
                                                           President

                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                              AFFILIATED FUND, INC.


                  AFFILIATED FUND, INC., a Maryland Corporation, having its principal office c/o The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

               FIRST:   The   Corporation   filed  its   original   Articles  of
          Incorporation with the State Department of Assessments and Taxation on November 24, 1975.

                  SECOND: The Articles of Incorporation of the Corporation are hereby amended to change the name of the Corporation by substituting the name "Lord Abbett Affiliated Fund, Inc." for the name "Affiliated Fund, Inc." in Article II in the Corporation's Articles of Incorporation, dated November 24, 1975.

                  IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Secretary attested by its Assistant Secretary on February ___, 1996.

                                                  AFFILIATED FUND, INC.


                                                  BY: /S/KENNETH B. CUTLER
                                                         Kenneth B. Cutler
                                                         Vice President

ATTEST:

/S/THOMAS F. KONOP
Thomas F. Konop
Assistant Secretary

                  THE UNDERSIGNED, Vice President and Secretary of AFFILIATED FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment to Articles of Incorporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to Articles of Incorporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof, are true in all material respects, under the penalties of perjury.

                                                    AFFILIATED FUND, INC.


                                                    BY: /S/KENNETH B. CUTLER
                                                           Kenneth B. Cutler
                                                           Vice President

                        LORD ABBETT AFFILIATED FUND, INC.

                              ARTICLES OF AMENDMENT


                  LORD ABBETT AFFILIATED FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The Articles of Incorporation of the Corporation (hereinafter called the "Articles"), as heretofore amended, are hereby further amended by:

          (a) Striking out Section 1 of ARTICLE V and inserting in lieu thereof:

                           "SECTION  1. The total  number  of  shares  which the
                  Corporation has authority to issue is 500,000,000 shares of capital stock of the par value of $.001 each, having an aggregate par value of $500,000. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify or reclassify any unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. Prior to the first classification of unissued shares of stock into additional series, all outstanding shares of stock shall be of a single series, and prior to the first classification of a series into additional classes, all outstanding shares of stock of such series shall be of a single class. Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification."

                  (b) Adding a new Section 2 to Article V (and renumbering Sections 2, 3 and 4 as Sections 3, 4 and 5, respectively), as follows:

                                    "SECTION 2. A  description  of the  relative
                  preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:

                         (a) ASSETS BELONGING TO SERIES. All consideration received or receivable by the Corporation for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sentence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

                         (b) LIABILITIES BELONGING TO SERIES. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallocated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

                         (c) DIVIDENDS. Dividends and distributions on shares of
                    a particular series may be paid to the holders of shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

                         (d) LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.

                         (e) VOTING. On each matter submitted to vote of the stockholders, each holder of a share shall be entitled to one vote for each such share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (I) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or the Maryland General Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single Class Voting as described above; (II) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more (but less than all) series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and
                    (III) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

                         (f) CONVERSION. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors."

                  (c) Striking out the last sentence of Section 3(a) (as renumbered from Section 2(a) by this Amendment) of Article V, and inserting in lieu thereof:

                  "Each holder of the shares of capital stock of the Corporation, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors."

                  (d) Striking out the words "of any class" from Section 5 (as renumbered from Section 4 by this Amendment) of Article V.

                  (e) Striking out the last sentence of Section 1(b) of Article VII.

                  (f) Striking out Section 1(g) of Article VII and inserting in lieu thereof:

                         "(g)  To  authorize  any  agreement  of  the  character
                    described in subsection (e) or (f) of this Section 1 or other agreement or transaction with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or transaction or an officer, director, shareholder, or member of such other party, and no such agreement or transaction shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also an officer, director, shareholder, or member of such other party or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement or transaction, and may vote thereat to authorize any such agreement or transaction, with like force and effect as if he were not such officer, director, shareholder, or member of such other party or not so interested. Any agreement entered into pursuant to said subsections (e) or (f) shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter."

                  (g) Striking out the preamble to Section 3 of Article VII and the portion of Section 3(a) of Article VII prior to subsection (1) and inserting in lieu thereof:

     "SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

                         (a) At  times  when a  series  is not  classified  into
                    multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than three decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

                         The net  value of the  assets of the  Corporation  of a
                    series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article
                    V), in each case as of such determination time.

                         The  gross  value  of the  assets  of  the  Corporation
                    belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article V) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:"

                  (h) Adding a new subsection (b) to Section 3 of Article VII (and renumbering subsection (b) as subsection (c)), as follows:

                         "(b) At times when a series is classified into multiple
                    classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors."

                  (j) Striking out Section 4 of Article VII and inserting in lieu thereof:

                                    "SECTION 4. Any  determination  as to any of
                  the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of shares of stock of any series or class."

                  SECOND: The Board of Directors of the Corporation on March 14, 1996, duly adopted resolutions in which was set forth the foregoing amendments to the Articles, declaring that the said amendments of the Articles as proposed were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation at a meeting to be held on June 19, 1996.

                  THIRD: Notice setting forth said amendments of the Articles and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendments of the Articles as hereinabove set forth were approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon, as required by the Articles.

     FOURTH: The amendments of the Articles hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

                  FIFTH: This Amendment does not increase the number of shares which the Corporation has authority to issue. Immediately before this Amendment, the total number of shares of stock which the Corporation had authority to issue was 500,000,000 shares of capital stock of the par value of $1.25 each, having an aggregate par value of $625,000,000. As amended by this Amendment, the total number of shares of stock which the Corporation has authority to issue is 500,000,000 shares of capital stock of the par value of $.001 each, having an aggregate par value of $500,000.

     IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on July 1, 1996.

                                              LORD ABBETT AFFILIATED FUND, INC.


                                              By:/S/ROBERT S. DOW
                                                    Robert S. Dow, President

WITNESS:



/S/KENNETH B. CUTLER
Kenneth B. Cutler, Secretary

                  THE UNDERSIGNED, President of Lord Abbett Affiliated Fund, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                     /S/ROBERT S. DOW
                                                     Robert S. Dow, President

                        LORD ABBETT AFFILIATED FUND, INC.

                              ARTICLES OF AMENDMENT


                  LORD ABBETT AFFILIATED FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST: The Articles of Incorporation of the Corporation (hereinafter called the "Articles"), as heretofore amended, are hereby further amended by specifying the legal name for the existing class of capital stock of the Corporation, both outstanding shares and unissued shares, as Class A.

     SECOND: A majority of the entire Board of Directors of the Corporation on March 14, 1996, duly adopted resolutions approving the foregoing amendment to the Articles.

                  THIRD: The amendment of the Articles hereinabove set forth has been duly approved by the Board of Directors of the Corporation and is limited to a change expressly permitted by ss. 2-605 of the General Corporation Law of the State of Maryland to be made without action of the stockholders.

     FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended from time to time.

     IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on July 1, 1996.

                                              LORD ABBETT AFFILIATED FUND, INC.


                                              By:   /S/ROBERT S. DOW
                                                       Robert S. Dow, President

WITNESS:



/S/KENNETH B. CUTLER
Kenneth B. Cutler, Secretary

                  THE UNDERSIGNED, President of Lord Abbett Affiliated Fund, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                                     /S/ROBERT S. DOW
                                                     Robert S. Dow, President

                        LORD ABBETT AFFILIATED FUND, INC.

                             ARTICLES SUPPLEMENTARY


                  Lord Abbett Affiliated Fund, Inc., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The Corporation presently has authority to issue 500,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $500,000 and previously classified and designated by the Board of Directors as Class A shares. The number of shares of capital stock which the Corporation shall have authority to issue is hereby increased to 1,000,000,000, of the par value $.001 each, having an aggregate par value of $1,000,000.

                  SECOND: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby (i) classifies and reclassifies 100,000,000 authorized but unissued Class A shares as Class C shares and (ii) classifies and reclassifies 100,000,000 authorized but unissued Class A shares as Class B shares.

                  THIRD: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class B and Class C stock shall be invested in the same investment portfolio of the Corporation as the Class A stock and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

                  FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The total number of shares of capital stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with ss. 2-105(c) of Title 2 of the General Corporation Law of the State of Maryland.

                  FIFTH: The Class B and Class C shares aforesaid have been duly classified by the Board of Directors under the authority contained in the Articles.

     IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on July 9, 1996.

                                              LORD ABBETT AFFILIATED FUND, INC.


                                              By:/S/ROBERT S. DOW
                                                    Robert S. Dow, President

WITNESS:



/S/KENNETH B. CUTLER
Kenneth B. Cutler, Secretary

                  THE UNDERSIGNED, President of Lord Abbett Affiliated Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                     /S/ROBERT S. DOW
                                                     Robert S. Dow, President

                        LORD ABBETT AFFILIATED FUND, INC.

                            CERTIFICATE OF CORRECTION



                  Lord Abbett Affiliated Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST:   The title of the document being corrected is:

                           Lord Abbett Affiliated Fund, Inc.
                             Articles Supplementary

          SECOND: The only party to the document being corrected is Lord Abbett Affiliated Fund, Inc.

          THIRD:   The  document  being  corrected  was  filed  with  the  State
     Department of Assessments and Taxation of Maryland on July 9, 1996.

                  FOURTH: Before the document being corrected was filed, the existing class of capital stock of the Corporation, both outstanding shares and unissued shares, was called Class A. Among other things, the document being corrected increased the number of shares of capital stock which the Corporation shall have the authority to issue from 500,000,000 shares to 1,000,000,000 shares, all of which the Board of Directors intended initially to be Class A. This Certificate of Correction is being filed solely to state that all such shares were initially Class A, as follows:

          (1) the provision in the document as previously filed read as follows:

                           FIRST:  The  Corporation  presently  has authority to
                  issue 500,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $500,000 and previously classified and designated by the Board of Directors as Class A shares. The number of shares of capital stock which the Corporation shall have authority to issue is hereby increased to 1,000,000,000, of the par value $.001 each, having an aggregate par value of $1,000,000.

          (2) The provision in the document as corrected reads as follows:

                    FIRST:  The  Corporation  presently  has  authority to issue
               500,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $500,000 and previously classified and designated by the Board of Directors as Class A shares. The number of Class A shares of capital stock which the Corporation shall have authority to issue is hereby increased to 1,000,000,000, of the par value $.001 each, having an aggregate par value of $1,000,000.

                  IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused this Certificate of Correction to be signed in its name and on its behalf by one of its Vice Presidents and witnessed by one of its Assistant Secretaries on August 30, 1996.

                                            LORD ABBETT AFFILIATED FUND, INC.


                                             By:/S/KENNETH B. CUTLER
                                                    Vice President

WITNESS:


/S/
Assistant Secretary

                  THE UNDERSIGNED Vice President of Lord Abbett Affiliated Fund, Inc., who executed on behalf of the Corporation the foregoing Certificate of Correction, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                     /S/KENNETH B. CUTLER
                                                         Vice President

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                        LORD ABBETT AFFILIATED FUND, INC.


                  LORD ABBETT AFFILIATED FUND, INC., a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System, 11 Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000 and previously classified and designated by the Board of Directors as follows: Class A
         (650,000,000   shares);   Class  B   (100,000,000   shares);   Class  C
         (100,000,000 shares); Class Y (75,000,000 shares); and Class P (75,000,000 shares). The number of shares of capital stock which the Corporation shall have authority to issue is hereby increased to 1,500,000,000, of the par value of $.001, having an aggregate par value of $1,500,000,

                  SECOND: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby classifies and reclassifies the 500,000,000 newly authorized but unissued shares as Class A shares.

                  THIRD:  Subject  to the  power of the  Board of  Directors  to classify and reclassify unissued shares, all shares of the Corporation's Class A stock shall be invested in the same investment portfolio of the Corporation as the Class B, Class C, Class Y and Class P stock and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in
         Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

          FOURTH. The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

                  FIFTH: The total number of shares of capital stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of Title 2 of the General Corporation Law of the State of Maryland.

          SIXTH: The Class A shares aforesaid have been duty classified by the Board of Directors under the authority contained in the Articles.

                  SEVENTH: Upon the effectiveness of these Articles Supplementary, the Corporation shall have authority to issue 1,500,000,000 shares of capital stock, of the par value of $.001 each, having an aggregate par value of $1,500,000, previously or herein classified and designated by the Board of Directors as follows: Class A (1,150,000,000 shares); Class B (100,000,000 shares); Class C
         (100,000,000 shares); Class Y (75,000,000 shares) and Class P (75,000,000 shares),

                  IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on January 27, 1998.

                                              LORD ABBETT AFFILIATED FUND, INC.


                                              BY: /S/THOMAS F. KONOP
                                                     Thomas F. Konop
                                                     Vice President

WITNESS:


/S/LAWRENCE H. KAPLAN
   Lawrence H. Kaplan
   Vice President and Assistant Secretary

                  THE UNDERSIGNED, Vice President of LORD ABBETT AFFILIATED FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                     BY: /S/THOMAS F. KONOP
                                                              Thomas F. Konop
                                                              Vice President

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                        LORD ABBETT AFFILIATED FUND, INC.


                  LORD ABBETT AFFILIATED FUND, INC., a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System, 11 Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000. The Board of Directors has previously classified and designated 725,000,000 authorized shares as Class A shares, 100,000,000 authorized shares as Class B shares, 100,000,000 authorized shares as Class C shares, and 75,000,000 as Class Y shares.

                  SECOND: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby classifies and reclassifies 75,000,000 authorized but unissued Class A shares as Class P shares, thus leaving 650,000,000 authorized shares as Class A shares.

                  THIRD:  Subject  to the  power of the  Board of  Directors  to classify and reclassify unissued shares, all shares of the Corporation's Class P stock shall be invested in the same investment portfolio of the Corporation as the Class A, Class B, Class C and Class Y stock and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in
         Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

          FOURTH: The Class P shares aforesaid have been duly classified by the Board of Directors under the authority contained in the Articles.

                  IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on December 22nd, 1997.


                                              LORD ABBETT AFFILIATED FUND, INC.


                                              BY: /S/THOMAS F. KONOP
                                                     Thomas F. Konop
                                                     Vice President

WITNESS:


/S/LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Vice President and Assistant Secretary

                  THE UNDERSIGNED, Vice President of LORD ABBETT AFFILIATED FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                     BY: /S/THOMAS F. KONOP
                                                              Thomas F. Konop
                                                              Vice President

                        LORD ABBETT AFFILIATED FUND, INC.

                            CERTIFICATE OF CORRECTION



                  Lord Abbett Affiliated Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST:  The title of the document being corrected is:

                        Lord Abbett Affiliated Fund, Inc.
                             Articles Supplementary

          SECOND: The only party to the document being corrected is Lord Abbett Affiliated Fund, Inc.

          THIRD:   The  document  being  corrected  was  filed  with  the  State
     Department of Assessments and Taxation of Maryland on October 9, 1997.

                  FOURTH: Before the document being corrected was filed, the Board of Directors had previously classified and designated 800,000,000 authorized shares of the Corporation as Class A shares, 100,000,000 as Class B shares, and 100,000,000 as Class C shares. Among other things, the document being corrected classified 300,000,000 authorized and unissued Class A shares of the Corporation as Class Y shares. This Certificate of Correction is being filed solely to correct the amount of shares classified as Class Y, as follows:

                  (1) The relevant provisions in the document as previously filed read as follows:

                           SECOND:  Pursuant  to the  authority  of the Board of
                  Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby classifies and reclassifies 300,000,000 authorized but unissued Class A shares as Class Y shares.

                  (2) The provision in the document as corrected reads as follows,.

                           SECOND:  Pursuant  to the  authority  of the Board of
                  Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby classifies and reclassifies 75,000,000 authorized but unissued Class A shares as Class Y shares, thus leaving 725,000,000 authorized Class A shares.

                  IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused this Certificate of Correction to be signed in its name and on its behalf by one of its Vice Presidents and witnessed by one of its Assistant Secretaries on December 17, 1997.

                                              LORD ABBETT AFFILIATED FUND, INC.


                                                     BY: /S/THOMAS F. KONOP
                                                            Thomas F. Konop
                                                            Vice President and
                                                            Assistant Secretary

WITNESS:


/S/LAWRENCE H. KAPLAN
   Lawrence H. Kaplan
   Vice President and Assistant Secretary

                  THE UNDERSIGNED Vice President of Lord Abbett Affiliated Fund, Inc., who executed on behalf of the Corporation the foregoing Certificate of Correction, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                     BY: /S/THOMAS F. KONOP
                                                              Thomas F. Konop
                                                              Vice President

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                        LORD ABBETT AFFILIATED FUND, INC.


                  LORD ABBETT AFFILIATED FUND, INC., a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System Maryland, 11 Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000. The Board of Directors has previously classified and designated 800,000,000 authorized shares as Class A shares, 100,000,000 authorized shares as Class B shares, and 100,000,000 authorized shares as Class C shares.

                  SECOND: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby classifies and reclassifies 300,000,000 authorized but unissued Class A shares as Class Y shares.

                  THIRD: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class Y stock shall be invested in the same investment portfolio of the Corporation as the Class A, Class B and Class C stock and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

          FOURTH: The Class Y shares aforesaid have been duly classified by the Board of Directors under the authority contained in the Articles.

                  IN WITNESS WHEREOF, Lord Abbett Affiliated Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on October 1, 1997.


                                             LORD ABBETT AFFILIATED FUND, INC.


                                             BY: /S/THOMAS F. KONOP
                                                    Thomas F. Konop
                                                    Vice President

WITNESS:


/S/LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Vice President and Assistant Secretary

                  THE UNDERSIGNED, Vice President of LORD ABBETT AFFILIATED FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and thereof are true in all material respects under the penalties of perjury.



                                                     BY: /S/THOMAS F. KONOP
                                                              Thomas F. Konop
                                                              Vice President